SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 29, 2005 (July 25, 2005)
Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 589-3500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
               [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
               [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
               [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
               [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1 WARRANT ISSUED JULY 25,2005 TO MAINFIELD ENTERPRISES INC. TO PURCHASE 1,500,000 SHARES
EX-4.2 WARRANT ISSUED JULY 25,2005 TO HEIMDALL INVESTMENTS, LTD TO PURCHASE 1,500,000 SHARES
EX-4.3 WARRANT ISSUED JULY 25,2005 TO MAINFIELD ENTERPRISES INC. TO PURCHASE 500,000 SHARES
EX-4.4 WARRANT ISSUED JULY 25,2005 TO HEIMDALL INVESTMENTS,LTD TO PURCHASE 500,000 SHARES
EX-4.5 REGISTRATION RIGHTS AGREEMENT DATED JULY 25,2005
EX-99.1 AMENDMENT TO THE 7.5% CONVERTIBLE DEBENTURES DATED AS OF JULY 25,2005
EX-99.2 LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS DATED JULY,25 2005
EX-99.3 LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS(EXIM PROGRAM) DATED JULY 25,2005
EX-99.4 PRESS RELEASE DATED JUNE 25,2005

Item 1.01 Entry into Material Definitive Agreement.
     On July 25, 2005, Verso Technologies, Inc., a Minnesota corporation (the “Company”), entered into an Amendment to 7.50% Convertible Debentures (the “Amendment”) with the holders (the “Holders”) of the Company’s outstanding 7.5% Convertible Debentures in aggregate principal amount of $4.5 million originally due on November 22, 2005 (as amended, the “Debentures”). Pursuant to the Amendment, the Company paid to the Holders 25% of the aggregate principal amount of the Debentures (or approximately $1.1 million) on July 26, 2005 and agreed to pay to the Holders: (i) 15% of the aggregate principal amount of the Debentures (or $675,000) in equal monthly installments between August 1, 2005 and October 1, 2005; (ii) 10% of the aggregate principal amount of the Debentures (or $450,000) on November 22, 2005; and (iii) the remaining 50% of the aggregate principal amount of the Debentures (or $2.25 million) in equal monthly installments between January 2006 and October 2006. The Amendment also provides that the interest rate on the unpaid principal amount of the Debentures remains at the current rate of 7.5% through November 22, 2005 and then increases to 12.0% through the remaining term of the Debentures.
     In connection with the execution of the Amendment, the Company: (i) issued to the Holders callable warrants (the “Callable Warrants”) to purchase an aggregate of 3.0 million shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and non-callable warrants (the “Non-Callable Warrants” and together, with the Callable Warrants, the “Warrants”) to purchase an aggregate of 1.0 million shares of Common Stock; and (ii) entered into a Registration Rights Agreement with the Holders pursuant to which the Company has agreed, among other things, to file no later than August 24, 2005 a registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”), to register the resale under the Securities Act of the shares of Common Stock issuable pursuant to the Warrants and Debentures. See the disclosure pursuant to Item 3.02 of this Report for a discussion of the terms of the Warrants.
     On July 25, 2005, the Company also entered into that certain Limited Waiver and Amendment to Loan Documents and that certain Limited Waiver and Amendment to Loan Documents (Exim Program) (together, the “Loan Documents”) with Silicon Valley Bank, the Company’s primary lender (“Silicon”), pursuant to which Silicon waived certain provisions of the Company’s credit facility with Silicon to permit the transactions contemplated by the Amendment and amended certain provisions of such credit facility, including certain financial covenants, in consideration of the payments to be made by the Company under the Debentures.
     The description set forth herein of the Amendments, the Callable Warrants, the Non-Callable Warrants, the Registration Rights Agreement and the Loan Documents are qualified by reference to each of those agreements, which are filed as Exhibits to this Report.
Item 3.02 Unregistered Sales of Equity Securities.
     The Warrants have an exercise price of $0.50 per share. The Callable Warrants are exercisable on November 22, 2005 and expire on January 1, 2007; provided, however, that the Callable Warrants will expire on November 22, 2005 if the Debentures are paid in full on or before November 22, 2005. If the closing price of the Common Stock exceeds $0.65 per share for ten consecutive trading days, then the Company has the right to purchase the Callable Warrants at a price of $.001 per share of Common Stock underlying the Callable Warrants. The Non-Callable Warrants are exercisable on November 22, 2005 and expire on July 25, 2010.
     The Warrants issued to the Holders were issued without registration under the Securities Act, in reliance upon the exemptions from registration set forth in Section 4(2) of the Securities Act and

Regulation D promulgated thereunder (“Regulation D”). The Company based such reliance upon factual representations made to the Company by the Holders regarding such Holders’ investment intent, sophistication and status as an “accredited investor”, as such term is defined in Rule 501 of Regulation D, among other things.
Item 9.01 Financial Statements and Exhibits.

(a) – (b)	Financial Statements of Business Acquired and Pro Forma Financial Information. None.

(c)	Exhibits.

4.1	Warrant issued July 25, 2005 to Mainfield Enterprises Inc. to purchase 1,500,000 shares of Common Stock.

4.2	Warrant issued July 25, 2005 to Heimdall Investments, Ltd. to purchase 1,500,000 shares of Common Stock.

4.3	Warrant issued July 25, 2005 to Mainfield Enterprises Inc. to purchase 500,000 shares of Common Stock.

4.4	Warrant issued July 25, 2005 to Heimdall Investments, Ltd. to purchase 500,000 shares of Common Stock.

4.5	Registration Rights Agreement dated as of July 25, 2005, among the Company and the investors signatory thereto.

99.1	Amendment to the 7.5% Convertible Debentures dated as of July 25, 2005 among the Company, Mainfield Enterprises Inc. and Heimdall Investments, Ltd.

99.2	Limited Waiver and Amendment to Loan Documents dated July 25, 2005 between the Company and Silicon Valley Bank.

99.3	Limited Waiver and Amendment to Loan Documents (Exim Program) dated July 25, 2005 between the Company and Silicon Valley Bank.

99.4	Press release dated July 25, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

	By:	/s/ Juliet M. Reising

Juliet M. Reising, Chief Financial Officer
and Executive Vice President

Dated: July 29, 2005

EXHIBIT INDEX

4.1	Warrant issued July 25, 2005 to Mainfield Enterprises Inc. to purchase 1,500,000 shares of Common Stock.

4.2	Warrant issued July 25, 2005 to Heimdall Investments, Ltd. to purchase 1,500,000 shares of Common Stock.

4.3	Warrant issued July 25, 2005 to Mainfield Enterprises Inc. to purchase 500,000 shares of Common Stock.

4.4	Warrant issued July 25, 2005 to Heimdall Investments, Ltd. to purchase 500,000 shares of Common Stock.

4.5	Registration Rights Agreement dated July 25, 2005, among the Company and the investors signatory thereto.

99.1	Amendment to the 7.5% Convertible Debentures dated as of July 25, 2005 among the Company, Mainfield Enterprises Inc. and Heimdall Investments, LTD.

99.2	Limited Waiver and Amendment to Loan Documents dated July 25, 2005 between the Company and Silicon Valley Bank.

99.3	Limited Waiver and Amendment to Loan Documents (Exim Program) dated July 25, 2005 between the Company and Silicon Valley Bank.

99.4	Press release dated June 25, 2005.